UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

HCW BIOLOGICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40591	82-5024477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 N. Commerce Parkway Miramar, Florida		33025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 842-2024

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

On July 22, 2021, HCW Biologics Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Delaware Secretary of State in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-256510), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective as of the closing of the initial public offering.

A copy of the Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of July 22, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the Company’s initial public offering.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus that the Company filed with the U.S. Securities and Exchange Commission on July 21, 2021, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-256510).

Item 8.01	Other Events

On July 22, 2021, the Company announced the pricing of its initial public offering of 7,000,000 shares of its common stock at the public offering price of $8.00 per share, as part of the Company’s underwritten offering (the “Offering”).

On July 22, 2021, the Company announced the closing of the Offering. The Company’s gross proceeds from the Offering was $56.0 million, prior to the deduction of underwriting discounts and commissions and estimated offering expenses payable by the Company.

On July 19, 2021, the Company issued a press release announcing the pricing of the Offering. On July 22, 2021, the Company issued a press release announcing the closing of the Offering. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of HCW Biologics Inc.

3.2	Amended and Restated Bylaws of HCW Biologics Inc.

99.1	Press release issued by HCW Biologics Inc. on July 19, 2021.

99.2	Press release issued by HCW Biologics Inc. on July 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	July 26, 2021
By:	/s/ Hing C. Wong
Title:	Chief Executive Officer

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